SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 27, 2020.

MFS® Emerging Markets Equity Fund

Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
Jose Luis Garcia	2008	Investment Officer of MFS
Robert Lau	2009	Investment Officer of MFS
Harry Purcell	2017	Investment Officer of MFS
Effective August 1, 2021, Robert Lau will no longer be a portfolio manager of the fund.
Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Jose Luis Garcia	Portfolio Manager	Employed in the investment area of MFS since 2002
Robert Lau	Portfolio Manager	Employed in the investment area of MFS since 2001
Harry Purcell	Portfolio Manager	Employed in the investment area of MFS since 2012
Effective August 1, 2021, Robert Lau will no longer be a portfolio manager of the fund.

1043065            1                              FEM-SUP-I-082720